(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2001


Merrill Lynch
Dragon Fund, Inc.


www.mlim.ml.com


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


MERRILL LYNCH DRAGON FUND, INC.


Asset Allocation
As a Percentage* of Net Assets as of
December 31, 2001
(unaudited)


                          Percent Of
Country                   Net Assets

Singapore                   14.7%
Malaysia                     4.8
Thailand                     1.2
China                        7.8
Hong Kong                   27.4
Taiwan                      18.5
South Korea                 24.0
Philippines                  0.3


*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., December 31, 2001


DEAR SHAREHOLDER


Fiscal Year in Review
During the fiscal year ended December 31, 2001, Merrill Lynch Dragon Fund Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -8.85%, -9.89%, -9.78% and -9.02%, respectively. (Fund performance does not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.) The Fund ended the fiscal year underperforming the unmanaged benchmark Morgan Stanley Capital International (MSCI) All Country Far East (Ex-Japan) Free Index, which had a total return of -2.08% for the same 12-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Far East (Ex-Japan) Index and are in US dollars unless otherwise noted.)

Economic performance throughout the Far East (Ex-Japan) region during 2001 was mixed and volatile. Concerns about weak earnings and a slowing US economy weighed heavily on Asian markets in the early part of the year. Company announcements confirmed that prospects for corporate earnings would remain bleak. Export-dependent markets such as Taiwan and Singapore were also weak until the fourth quarter of 2001 because of lagging US demand. However, a series of interest rate cuts by the US Federal Reserve Board during the first half of 2001 aimed at curbing a US recession and boosting demand raised expectations toward the end of 2001 that a recovery would be seen. As the year progressed, the region, like most other equity markets, witnessed a dramatic sell-off following the September 11, 2001 terrorist attacks. However, markets bottomed by the end of September 2001 and the final quarter of the year proved to be one of strong recovery in most Far East (Ex-Japan) markets. Cyclical sectors, especially technology stocks led the recovery, while the best-performing markets were those where companies were geared most to global recovery, particularly North Asia.

The South Korean market proved to be the strongest in the region during the year rising 48.5%. A less pessimistic outlook for global growth was a major factor, as well as the improved sentiment toward telecommunications and technology sectors, which saw signs of earnings recovery. Domestic factors also proved significant with consolidation in the banking sector having a favorable impact. Taiwan posted a positive return, rising 10.6% over the year. Taiwan was also boosted by the improving global sentiment toward technology, which saw earnings expectations for technology stocks being revised higher in the fourth quarter of 2001. As with South Korea, a major factor during the latter part of the period was the return of the retail investor, with volumes improving dramatically from levels seen earlier in the year. Surprisingly, Hong Kong and Singapore underperformed, despite gearing toward a recovery in the international economy. On a positive note, the property development sectors saw markedly improved volumes during the end of 2001, giving grounds for optimism that pricing power may follow. China proved to be the weakest market in the region. The market's leading telecommunications stock announced poor results, negatively affecting the entire market early in the period. The market's domestic orientation caused further underperformance as the period progressed.

During 2001, we expected greater investment returns from smaller, domestically oriented companies that have a competitive advantage in their home markets and whose stocks trade at a discount compared to their larger counterparts. Therefore, additions to the Fund throughout 2001 included smaller-capitalization stocks to balance the larger, globally sensitive growth stocks that traditionally dominate the Fund. As a result, the number of the Fund's investments grew significantly during the year. By mid-2001, the Fund took on a more defensive structure and became more diversified in its stock, country and industry weightings, but held relatively low cash levels, as we continued to find attractively valued stocks in the region. These changes increased the Fund's overall diversification and reduced the average market capitalization of the Fund's holdings.

For the majority of the period, the portfolio was defensively positioned with overweights in markets benefiting from domestic demand, particularly China, India and South Korea. Although stock selection in China had a largely positive impact through the overweighting of key utilities stocks such as Huaneng Power International, Inc. and Beijung Datang, two of the major independent power producers, and Yanzhou Coal Mining Co., Ltd., a cost-efficient coal producer, the overweight to the Chinese market as a whole proved to be a drag on performance.

The Fund also was affected by an underweight to the Malaysian market maintained throughout the year as the market proved to be a safe haven from global volatility. Along with its defensive orientation, investors also were encouraged by evidence of corporate restructuring in the market and by signs that foreign currency reserves had stabilized, reducing the risk of devaluation.

The overweight to the South Korean market throughout 2001 added relative value in asset allocation terms. Stock selection was also a positive contributor to relative performance largely through positions in the financial sector. Kookmin Bank and Housing & Commercial Bank merged, creating the largest retail bank in South Korea, which acted as a catalyst for consolidation in the financial sector as well as corporate restructuring in the country as a whole.

Hong Kong remained the Fund's largest individual country exposure, although we reduced our holdings, particularly in large-capitalization stocks such as Cheung Kong Holdings Ltd. and HSBC
Holdings PLC. Despite the reduction in interest rates, Hong Kong equities performed poorly.

Toward the end of 2001, Asian stock markets staged a strong recovery, outperforming major global stock markets, with South Korea and Taiwan outperforming the region as a whole. The defensive positioning of the portfolio caused a drag on performance in the fourth quarter of 2001, with our underweight technology exposure hitting hard as companies rebounded from the lows of the third quarter of 2001.


Investment Outlook
Prospects for Far East (Ex-Japan) stock markets in general were hurt by the intensified downturn in the global economy during 2001. However, markets in the region have begun to respond to lower interest rates and higher levels of liquidity domestically and from overseas. The region is typically very cyclical, and exporters within the region should benefit from stronger global demand if, as we expect, the global economic environment improves later in 2002. We continue to believe that the Far East (Ex-Japan) as a region will be the biggest beneficiary of global economic recovery. Within Asia, South Korea and Taiwan continue to be the most leveraged plays on global recovery. It would be easy to become concerned about both markets given their performances in the fourth quarter of 2001. However, fundamentals continue to improve and the markets are recovering from heavily oversold levels, which leave valuations, even after the recent rise, a long way from overvalued levels. As a result, we are looking to add on weakness. Growing evidence of the re-emergence of the retail investor is a particularly positive development for both markets. China, which proved to be a rather disappointing market, particularly in the final quarter of 2001 despite the entry of the World Trade Organization, is likely to continue to be affected by the same issues in early 2002. Equity supply is plentiful, although significant concerns remain in the financial sector specifically about securities companies. The performance of China's component in the MSCI All Country Far East (Ex-Japan) Free Index is likely to be driven to a large extent by China Mobile, which in turn will be affected by global sentiment toward the sector and regulatory announcements.



Merrill Lynch Dragon Fund, Inc., December 31, 2001


Singapore was one of the region's worst performing markets in 2001 despite a stable government and sound companies. It has a high degree of leverage to trade, and as the world economy picks up, Singapore should recover helped by supportive government policy. We are currently overweighted in the market, with large positions in the banking sector, which looks inexpensive on a regional basis and is enjoying the cost benefits of consolidation in 2001. Despite Hong Kong's sensitivity to the global economy, we are slightly underweighted in the market because of concerns about the profit outlook in a deflationary environment. The Consumer Price Index is currently falling 1.4% year on year. Unemployment continues to rise and retail sales continue to fall. However, we remain overweighted in the property development sector, where markedly improved volumes in the fourth quarter of 2001 gave grounds for optimism that pricing power might follow.


In Conclusion
We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jeffrey Sacks)
Jeffrey Sacks
Portfolio Manager



February 15, 2002


The Fund is managed pursuant to a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (MLAM UK) by members of the Pacific Basin Team, a team of investment professionals who participate in the team's research process and stock selection. The senior investment professionals in this group include Nicholas Moakes and Jeffrey Sacks. A member of the team, Jeffrey Sacks, is primarily responsible for the day-to-day management of the Fund. Mr. Sacks has been Portfolio Manager of MLAM UK since 2001. Mr. Sacks joined Merrill Lynch Investment Managers Limited, an affiliate of MLAM UK, in 2000. Prior thereto, he was Director of the Institutional Group and Deputy Head of the Asian Specialist Investment Team at Barings Asset Management from 1996 to 2000.


The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10%of account assets for certain accounts that participate in certain fee-based programs.



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*


                                              6 Month          12 Month     Since Inception
As of December 31, 2001                     Total Return     Total Return     Total Return
ML Dragon Fund, Inc. Class A Shares            +0.67%           -8.85%          -43.89%
ML Dragon Fund, Inc. Class B Shares            +0.14            -9.89           - 9.19
ML Dragon Fund, Inc. Class C Shares            +0.14            -9.78           -47.89
ML Dragon Fund, Inc. Class D Shares            +0.54            -9.02           - 1.96

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception periods are from 10/21/94 for Class A & Class C
Shares and from 5/29/92 for Class B & Class D Shares.


Merrill Lynch Dragon Fund, Inc., December 31, 2001


PERFORMANCE DATA (concluded)


Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Dragon Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in MSCI All Country Far East (Ex-Japan) Free
Index++++. Values illustrated are as follow:


ML Dragon Fund, Inc.++
Class A Shares*

Date                       Value

10/21/1994**             $ 9,475.00
December 1994            $ 8,450.00
December 1995            $ 9,079.00
December 1996            $10,313.00
December 1997            $ 6,108.00
December 1998            $ 5,117.00
December 1999            $ 9,216.00
December 2000            $ 5,831.00
December 2001            $ 5,315.00


ML Dragon Fund, Inc.++
Class C Shares*

Date                       Value

10/21/1994**             $10,000.00
December 1994            $ 8,902.00
December 1995            $ 9,477.00
December 1996            $10,655.00
December 1997            $ 6,246.00
December 1998            $ 5,181.00
December 1999            $ 9,232.00
December 2000            $ 5,776.00
December 2001            $ 5,211.00


MSCI All Country Far East (Ex-Japan)
Free Index++++

Date                       Value

10/31/1994**             $10,000.00
December 1994            $ 8,824.00
December 1995            $ 9,604.00
December 1996            $10,674.00
December 1997            $ 5,945.00
December 1998            $ 5,659.00
December 1999            $ 9,174.00
December 2000            $ 5,798.00
December 2001            $ 5,677.00



A line graph illustrating the growth of a $10,000 investment in ML Dragon Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in MSCI All Country Far East (Ex-Japan) Free
Index++++. Values illustrated are as follow:


ML Dragon Fund, Inc.++
Class B Shares*

Date                       Value

5/29/1992**              $10,000.00
December 1992            $10,150.00
December 1993            $18,894.00
December 1994            $15,520.00
December 1995            $16,527.00
December 1996            $18,578.00
December 1997            $10,887.00
December 1998            $ 9,030.00
December 1999            $16,106.00
December 2000            $10,078.00
December 2001            $ 9,081.00


ML Dragon Fund, Inc.++
Class D Shares*

Date                       Value

5/29/1992**              $ 9,475.00
December 1992            $ 9,666.00
December 1993            $18,120.00
December 1994            $14,996.00
December 1995            $16,098.00
December 1996            $18,237.00
December 1997            $10,780.00
December 1998            $ 9,014.00
December 1999            $16,198.00
December 2000            $10,210.00
December 2001            $ 9,289.00


MSCI All Country Far East (Ex-Japan)
Free Index++++

Date                       Value

5/29/1992**              $10,000.00
December 1992            $ 9,989.00
December 1993            $20,317.00
December 1994            $16,765.00
December 1995            $18,248.00
December 1996            $20,280.00
December 1997            $11,294.00
December 1998            $10,750.00
December 1999            $17,427.00
December 2000            $11,015.00
December 2001            $10,785.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
*Commencement of operations.
++ML Dragon Fund, Inc. invests primarily (at least 65% of the Fund's net assets) in developing Asia-Pacific equity and debt securities. ++++This unmanaged capitalization-weighted index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the Philippines, Singapore, China, Taiwan, Malaysia and Thailand that are freely purchasable by foreign investors. Effective 10/30/98, Malaysia was removed from the Index. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.

Past performance is not indicative of future results.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 12/31/01                   - 8.85%        -13.63%
Five Years Ended 12/31/01                 -12.41         -13.35
Inception (10/21/94) through 12/31/01     - 7.72         - 8.41

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/01                   - 9.89%        -13.49%
Five Years Ended 12/31/01                 -13.34         -13.61
Inception (5/29/92) through 12/31/01      - 1.00         - 1.00

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/01                   - 9.78%        -10.68%
Five Years Ended 12/31/01                 -13.33         -13.33
Inception (10/21/94) through 12/31/01     - 8.66         - 8.66

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 12/31/01                   - 9.02%        -13.80%
Five Years Ended 12/31/01                 -12.62         -13.56
Inception (5/29/92) through 12/31/01      - 0.21         - 0.77

*Maximum sales charge is 5.25%. Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.
**Assuming maximum sales charge.



Merrill Lynch Dragon Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

                                  Shares                                                                         Percent of
COUNTRIES    Industries            Held                 Long-Term Investments                            Value   Net Assets
China        Airlines           4,736,000   ++China Southern Airlines Company Limited 'H' (b)       $    1,366,522     0.9%

             Electric Utilities    66,400   Huaneng Power International, Inc. (ADR)(a)                   1,600,240      1.1

             Oil & Gas            906,500   CNOOC Limited                                                  854,432      0.6
                                   60,425   CNOOC Limited (ADR)(a)                                       1,166,202      0.8
                                                                                                    --------------    -----
                                                                                                         2,020,634      1.4

             Wireless             985,027   ++China Mobile (Hong Kong) Limited                           3,467,471      2.4
             Telecommunication    167,800   ++China Mobile (Hong Kong) Limited (ADR)(a)                  2,933,144      2.0
             Services                                                                               --------------    -----
                                                                                                         6,400,615      4.4

                                            Total Long-Term Investments in China                        11,388,011      7.8


Hong Kong    Airlines           1,195,000   Cathay Pacific Airways                                       1,532,464      1.0

             Automobiles        6,878,000   Brilliance China Automotive Holdings Limited                 1,261,306      0.9

             Banks                262,400   Dah Sing Financial Group                                     1,241,688      0.9
                                  361,700   Hang Seng Bank Limited                                       3,977,452      2.7
                                  422,000   Wing Hang Bank Limited                                       1,352,928      0.9
                                                                                                    --------------    -----
                                                                                                         6,572,068      4.5

             Distributors       1,318,000   Li & Fung Limited                                            1,478,924      1.0

             Diversified          405,000   Swire Pacific Limited 'A'                                    2,193,666      1.5
             Financials

             Electric             557,500   CLP Holdings Limited                                         2,126,935      1.5
             Utilities

             Gas Utilities      1,207,800   Hong Kong and China Gas Company Ltd.                         1,486,923      1.0

             IT Consulting &    1,054,000   ++Travelsky Technology Limited 'H'                             817,746      0.6
             Services

             Industrial           850,110   Hutchison Whampoa Limited                                    8,230,845      5.6
             Conglomerates

             Real Estate          492,000   Cheung Kong (Holdings) Ltd.                                  5,110,607      3.5
                                  934,300   Sun Hung Kai Properties Ltd.                                 7,548,301      5.2
                                                                                                    --------------    -----
                                                                                                        12,658,908      8.7

             Specialty Retail   3,624,656   Giordano International Limited                               1,603,645      1.1

                                            Total Long-Term Investments in Hong Kong                    39,963,430     27.4


Malaysia     Banks                664,800   Malayan Banking Berhad                                       1,452,063      1.0
                                1,778,000   Public Bank Berhad                                           1,249,279      0.9
                                                                                                    --------------    -----
                                                                                                         2,701,342      1.9

             Construction &        43,000   IJM Corporation Bhd                                             48,205      0.0
             Engineering

             Consumer             244,000   Genting Berhad                                                 674,210      0.5

             Diversified          391,100   Telekom Malaysia Berhad                                      1,060,087      0.7
             Telecommunication
             Services

             Electric             495,000   Tenaga Nasional Berhad                                       1,393,816      0.9
             Utilities

             Tobacco              115,600   British American Tobacco Berhad                              1,125,579      0.8

                                            Total Long-Term Investments in Malaysia                      7,003,239      4.8


Philippines  Diversified           49,350   Philippine Long Distance Telephone
             Telecommunication              Company (ADR)(a)                                               406,644      0.3
             Services

                                            Total Long-Term Investments in the Philippines                 406,644      0.3


Singapore    Airlines             286,000   Singapore Airlines Limited                                   1,703,764      1.2

             Banks                569,862   DBS Group Holdings Limited                                   4,258,920      2.9
                                  324,000   Oversea-Chinese Banking Corporation Ltd.                     1,930,138      1.3
                                                                                                    --------------    -----
                                                                                                         6,189,058      4.2

             Diversified        1,535,000   Singapore Telecommunications, Ltd.                           1,463,092      1.0
             Telecommunication
             Services

             Hotels,              818,300   United Overseas Bank Ltd.                                    5,628,167      3.9
             Restaurants &
             Leisure

             Industrial         2,573,000   Sembcorp Industries Limited                                  2,229,515      1.5
             Conglomerates

             Media                244,984   Singapore Press Holdings Ltd.                                2,892,310      2.0

             Real Estate          417,000   City Developments Limited                                    1,366,288      0.9

                                            Total Long-Term Investments in Singapore                    21,472,194     14.7


South        Automobiles          109,230   Hyundai Motor Company Ltd.                                   2,236,990      1.5
Korea
             Diversified          180,638   Korea Telecom Corporation (ADR)(a)                           3,672,370      2.5
             Telecommunication
             Services

             Electric              78,550   Korea Electric Power Corporation                             1,297,705      0.9
             Utilities            137,200   Korea Electric Power Corporation (ADR)(a)                    1,255,380      0.8
                                                                                                    --------------    -----
                                                                                                         2,553,085      1.7

             Electronic            54,510   Samsung Electronics                                         11,578,447      7.9
             Equipment &
             Instruments

             Financial            134,510   Kookmin Bank                                                 5,099,799      3.5
             Services--
             Commercial

             Metals & Mining      164,050   Pohang Iron & Steel Company Ltd. (ADR)(a)                    3,773,150      2.6

             Trading               54,000   Samsung Securities Company Ltd.                              1,967,187      1.4
             Companies &
             Distributors

             Wireless               4,940   SK Telecom Co., Ltd.                                         1,007,933      0.7
             Telecommunication    149,250   SK Telecom Co., Ltd. (ADR)(a)(b)                             3,226,785      2.2
             Services                                                                               --------------    -----
                                                                                                         4,234,718      2.9

                                            Total Long-Term Investments in South Korea                  35,115,746     24.0


Merrill Lynch Dragon Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)

                                  Shares                                                                         Percent of
COUNTRIES    Industries            Held                 Long-Term Investments                            Value   Net Assets
Taiwan       Banks              2,766,000   ++Bank Sinopac                                          $    1,154,147     0.8%
                                6,342,000   ++Taishin International Bank                                 2,347,211      1.6
                                                                                                    --------------    -----
                                                                                                         3,501,358      2.4

             Computers &          410,000   Asustek Computer Inc.                                        1,792,798      1.2
             Peripherals          591,250   Quanta Computer Inc.                                         1,926,336      1.3
                                                                                                    --------------    -----
                                                                                                         3,719,134      2.5

             Electronic         1,381,000   ++Procomp Informatics Co., Ltd.                              2,604,916      1.8
             Components

             Semiconductor      2,310,971   ++Taiwan Semiconductor Manufacturing Company                 5,779,079      4.0
             Equipment &        4,511,600   ++United Microelectronics Corporation, Ltd.                  6,575,925      4.5
             Products             864,800   Via Technologies Inc.                                        3,509,620      2.4
                                                                                                    --------------    -----
                                                                                                        15,864,624     10.9

             Steel              3,250,000   China Steel Corporation                                      1,267,862      0.9

             Venture               66,000   China Development Financial Holding
             Capital                        Corporation (Preferred)                                         31,689      0.0

                                            Total Long-Term Investments in Taiwan                       26,989,583     18.5


Thailand     Building              45,500   ++The Siam Cement Public Company Limited                       543,161      0.4
             Materials

             Telecommunications   315,789   TelecomAsia Corporation Public Company Limited
                                            (Warrants)(c)                                                        0      0.0

             Wireless           1,307,620   Advanced Info Service Public Company Limited
             Telecommunication              'Foreign'                                                    1,204,737      0.8
             Services

                                            Total Long-Term Investments in Thailand                      1,747,898      1.2



                                            Total Long-Term Investments (Cost--$130,001,642)           144,086,745     98.7



                                   Face
                                  Amount                Short-Term Investments
United       Commercial     US$ 2,458,000   General Motors Acceptance Corp., 1.98%
States       Paper*                         due 1/02/2002                                                2,457,865      1.7

                                            Total Investments in Short-Term Investments
                                            (Cost--$2,457,865)                                           2,457,865      1.7


             Total Investments (Cost--$132,459,507)                                                    146,544,610    100.4
             Liabilities in Excess of Other Assets                                                       (615,525)    (0.4)
                                                                                                    --------------   ------
             Net Assets                                                                             $  145,929,085   100.0%
                                                                                                    ==============   ======

(a)American Depositary Receipts (ADR).
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES


                As of December 31, 2001
Assets:         Investments, at value (identified cost--$132,459,507)                                        $  146,544,610
                Cash                                                                                                    587
                Foreign cash                                                                                        272,354
                Receivables:
                   Capital shares sold                                                     $      188,950
                   Dividends                                                                      134,176           323,126
                                                                                           --------------
                Prepaid registration fees                                                                            77,932
                                                                                                             --------------
                Total assets                                                                                    147,218,609
                                                                                                             --------------

Liabilities:    Payables:
                   Capital shares redeemed                                                        877,684
                   Investment adviser                                                             121,711
                   Distributor                                                                     63,216         1,062,611
                                                                                           --------------
                Accrued expenses                                                                                    226,913
                                                                                                             --------------
                Total liabilities                                                                                 1,289,524
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  145,929,085
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                            $      369,784
                Class B Shares of Common Stock, $.10 par value, 200,000,000
                shares authorized                                                                                   739,686
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                   107,908
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                   776,782
                Paid-in capital in excess of par                                                                297,172,685
                Accumulated investment loss--net                                           $    (335,354)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                  (166,985,136)
                Unrealized appreciation on investments and foreign currency
                transactions--net                                                              14,082,730
                                                                                           --------------
                Total accumulated losses--net                                                                 (153,237,760)
                                                                                                             --------------
                Net assets                                                                                   $  145,929,085
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $27,812,894 and 3,697,840
Value:                   shares outstanding                                                                  $         7.52
                                                                                                             ==============
                Class B--Based on net assets of $52,614,041 and 7,396,855
                         shares outstanding                                                                  $         7.11
                                                                                                             ==============
                Class C--Based on net assets of $7,564,622 and 1,079,077
                         shares outstanding                                                                  $         7.01
                                                                                                             ==============
                Class D--Based on net assets of $57,937,528 and 7,767,823
                         shares outstanding                                                                  $         7.46
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., December 31, 2001


STATEMENT OF OPERATIONS


                For the Year Ended December 31, 2001
Investment      Dividends (net of $290,942 foreign withholding tax)                                          $    2,780,847
Income:         Interest                                                                                            183,427
                Securities lending--net                                                                              16,661
                                                                                                             --------------
                Total income                                                                                      2,980,935
                                                                                                             --------------

Expenses:       Investment advisory fees                                                   $    1,660,586
                Account maintenance and distribution fees--Class B                                691,248
                Transfer agent fees--Class B                                                      271,477
                Custodian fees                                                                    238,406
                Transfer agent fees--Class D                                                      185,794
                Account maintenance fees--Class D                                                 146,727
                Professional fees                                                                 122,744
                Transfer agent fees--Class A                                                       92,719
                Account maintenance and distribution fees--Class C                                 89,667
                Registration fees                                                                  68,260
                Directors' fees and expenses                                                       49,596
                Accounting services                                                                47,904
                Transfer agent fees--Class C                                                       34,509
                Printing and shareholder reports                                                   23,462
                Pricing fees                                                                        3,774
                Other                                                                              17,720
                                                                                           --------------
                Total expenses                                                                                    3,744,593
                                                                                                             --------------
                Investment loss--net                                                                              (763,658)
                                                                                                             --------------

Realized &      Realized loss on:
Unrealized         Investments--net                                                          (16,559,078)
Gain (Loss) on     Foreign currency transactions--net                                           (303,127)      (16,862,205)
Investments                                                                                --------------
& Foreign       Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                               441,562
Transactions       Foreign currency transactions--net                                             132,082           573,644
--Net:                                                                                     --------------    --------------
                Net Decrease in Net Assets Resulting from Operations                                         $ (17,052,219)
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year
                                                                                                  Ended December 31,
                Increase (Decrease) in Net Assets:                                               2001              2000
Operations:     Investment loss--net                                                       $    (763,658)    $  (4,334,219)
                Realized gain (loss) on investments and foreign currency
                transactions--net                                                            (16,862,205)        22,583,590
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net                                            573,644     (157,976,854)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from operations                         (17,052,219)     (139,727,483)
                                                                                           --------------    --------------

Capital Share   Net decrease in net assets derived from capital share transactions           (48,661,840)      (80,962,137)
Transactions:                                                                              --------------    --------------

Net Assets:     Total decrease in net assets                                                 (65,714,059)     (220,689,620)
                Beginning of year                                                             211,643,144       432,332,764
                                                                                           --------------    --------------
                End of year*                                                               $  145,929,085    $  211,643,144
                                                                                           ==============    ==============

                *Accumulated investment loss--net                                          $    (335,354)    $    (119,387)
                                                                                           ==============    ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                      Class A
have been derived from information
provided in the financial statements.                                                      For the Year
                                                                                        Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998         1997
Per Share       Net asset value, beginning of year            $    8.25    $   13.04    $    7.24    $    8.81    $   18.09
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income (loss)--net++                     .01        (.07)          .02          .14          .12
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.74)       (4.72)         5.78       (1.57)       (7.51)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.73)       (4.79)         5.80       (1.43)       (7.39)
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                            --           --           --        (.11)           --
                   In excess of investment income--net               --           --           --        (.03)           --
                   Realized gain on investments--net                 --           --           --           --       (1.68)
                   In excess of realized gain on
                   investments--net                                  --           --           --           --        (.21)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                    --           --           --        (.14)       (1.89)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    7.52    $    8.25    $   13.04    $    7.24    $    8.81
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              (8.85%)     (36.73%)       80.11%     (16.22%)     (40.77%)
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.66%        1.54%        1.49%        1.46%        1.35%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income (loss)--net                      .13%       (.65%)         .19%        1.78%         .73%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  27,813    $  36,485    $  34,211    $  13,961    $  14,431
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               83.65%       66.85%       88.37%       99.85%       21.11%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., December 31, 2001


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                      Class B
have been derived from information
provided in the financial statements.                                                      For the Year
                                                                                        Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998         1997
Per Share       Net asset value, beginning of year            $    7.89    $   12.61    $    7.07    $    8.58    $   17.89
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income (loss)--net++                   (.07)        (.17)        (.07)          .06        (.04)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.71)       (4.55)         5.61       (1.52)       (7.38)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.78)       (4.72)         5.54       (1.46)       (7.42)
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                            --           --           --        (.04)           --
                   In excess of investment income--net               --           --           --        (.01)           --
                   Realized gain on investments--net                 --           --           --           --       (1.68)
                   In excess of realized gain on
                   investments--net                                  --           --           --           --        (.21)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                    --           --           --        (.05)       (1.89)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    7.11    $    7.89    $   12.61    $    7.07    $    8.58
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              (9.89%)     (37.43%)       78.36%     (17.06%)     (41.40%)
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          2.74%        2.51%        2.58%        2.54%        2.39%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income (loss)--net                    (.93%)      (1.58%)       (.82%)         .73%       (.26%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  52,614    $  99,097    $ 278,334    $ 206,809    $ 374,914
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               83.65%       66.85%       88.37%       99.85%       21.11%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                                      Class C
have been derived from information
provided in the financial statements.                                                      For the Year
                                                                                        Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998         1997
Per Share       Net asset value, beginning of year            $    7.77    $   12.42    $    6.97    $    8.46    $   17.68
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income (loss)--net++                   (.07)        (.17)        (.07)          .06        (.04)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.69)       (4.48)         5.52       (1.50)       (7.29)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.76)       (4.65)         5.45       (1.44)       (7.33)
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                            --           --           --        (.04)           --
                   In excess of investment income--net               --           --           --        (.01)           --
                   Realized gain on investments--net                 --           --           --           --       (1.68)
                   In excess of realized gain on
                   investments--net                                  --           --           --           --        (.21)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                    --           --           --        (.05)       (1.89)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    7.01    $    7.77    $   12.42    $    6.97    $    8.46
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              (9.78%)     (37.44%)       78.19%     (17.05%)     (41.38%)
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          2.73%        2.53%        2.56%        2.54%        2.41%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income (loss)--net                    (.92%)      (1.60%)       (.85%)         .75%       (.28%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $   7,565    $  12,015    $  26,436    $  15,431    $  22,111
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               83.65%       66.85%       88.37%       99.85%       21.11%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                                      Class D
have been derived from information
provided in the financial statements.                                                      For the Year
                                                                                        Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998         1997
Per Share       Net asset value, beginning of year            $    8.20    $   13.01    $    7.24    $    8.80    $   18.11
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income (loss)--net++                   (.01)        (.09)       --++++          .11          .09
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.73)       (4.72)         5.77       (1.55)       (7.51)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.74)       (4.81)         5.77       (1.44)       (7.42)
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                            --           --           --        (.09)           --
                   In excess of investment income--net               --           --           --        (.03)           --
                   Realized gain on investments--net                 --           --           --           --       (1.68)
                   In excess of realized gain on
                   investments--net                                  --           --           --           --        (.21)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                    --           --           --        (.12)       (1.89)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    7.46    $    8.20    $   13.01    $    7.24    $    8.80
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              (9.02%)     (36.97%)       79.70%     (16.38%)     (40.89%)
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.91%        1.76%        1.77%        1.72%        1.61%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income (loss)--net                    (.14%)       (.83%)       (.02%)        1.48%         .53%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  57,938    $  64,046    $  93,352    $  64,031    $ 115,318
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               83.65%       66.85%       88.37%       99.85%       21.11%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price at a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $850,817 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $303,126 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                          Account
                        Maintenance     Distribution
                            Fee             Fee

Class B                    .25%             .75%
Class C                    .25%             .75%
Class D                    .25%               --



Merrill Lynch Dragon Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders.

For the year ended December 31, 2001, FAMD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                         FAMD          MLPF&S

Class A                  $ 103         $1,103
Class D                  $ 634         $7,999


For the year ended December 31, 2001, MLPF&S received contingent deferred sales charges of $95,760 and $6,701 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $56 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2001, QA Advisors received $382 in securities lending agent fees.

In addition, MLPF&S received $176,561 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $8,997 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $134,166,508 and $169,496,377, respectively.

Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

                                     Realized          Unrealized
                                       Gains             Gains
                                      (Losses)          (Losses)

Long-term investments            $  (16,559,091)    $    14,085,103
Short-term investments                        13                 --
Foreign currency transactions          (303,127)            (2,373)
                                 ---------------    ---------------
Total                            $  (16,862,205)    $    14,082,730
                                 ===============    ===============


As of December 31, 2001 net unrealized appreciation for Federal income tax purposes aggregated $13,116,443, of which $21,275,802 related to appreciated securities and $8,159,359 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $133,428,167.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $48,661,840 and $80,962,137 for the years ended December 31, 2001 and December 31, 2000, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                              Dollar
Ended December 31, 2001                 Shares           Amount

Shares sold                           19,064,816    $   149,375,376
Shares redeemed                     (19,790,716)      (156,833,612)
                                 ---------------    ---------------
Net decrease                           (725,900)    $   (7,458,236)
                                 ===============    ===============



Class A Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                           24,931,012       $257,702,892
Shares issued resulting from
reorganization                         2,810,747         30,606,287
                                 ---------------    ---------------
Total issued                          27,741,759        288,309,179
Shares redeemed                     (25,940,920)      (270,174,698)
                                 ---------------    ---------------
Net increase                           1,800,839        $18,134,481
                                 ===============    ===============



Class B Shares for the Year                              Dollar
Ended December 31, 2001                 Shares           Amount

Shares sold                            2,433,819    $    17,755,203
Shares redeemed                      (5,487,972)       (39,938,584)
Automatic conversion of shares       (2,114,081)       (15,282,667)
                                 ---------------    ---------------
Net decrease                         (5,168,234)    $  (37,466,048)
                                 ===============    ===============



Class B Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                            3,341,707    $    35,283,087
Shares issued resulting from
reorganization                           659,140          6,907,384
                                 ---------------    ---------------
Total issued                           4,000,847         42,190,471
Shares redeemed                      (9,662,085)      (101,545,834)
Automatic conversion of shares       (3,851,308)       (41,760,004)
                                 ---------------    ---------------
Net decrease                         (9,512,546)    $ (101,115,367)
                                 ===============    ===============



Class C Shares for the Year                              Dollar
Ended December 31, 2001                 Shares           Amount

Shares sold                            3,040,119    $    21,057,200
Shares redeemed                      (3,507,509)       (24,824,258)
                                 ---------------    ---------------
Net decrease                           (467,390)    $   (3,767,058)
                                 ===============    ===============



Class C Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                            2,246,267    $    22,378,154
Shares issued resulting from
reorganization                           196,010          2,023,083
                                 ---------------    ---------------
Total issued                           2,442,277         24,401,237
Shares redeemed                      (3,024,836)       (30,332,212)
                                 ---------------    ---------------
Net decrease                           (582,559)    $   (5,930,975)
                                 ===============    ===============



Class D Shares for the Year                              Dollar
Ended December 31, 2001                 Shares           Amount

Shares sold                            2,318,314    $    15,972,304
Automatic conversion of shares         2,026,855         15,282,667
                                 ---------------    ---------------
Total issued                           4,345,169         31,254,971
Shares redeemed                      (4,385,763)       (31,225,469)
                                 ---------------    ---------------
Net increase (decrease)                 (40,594)    $        29,502
                                 ===============    ===============



Class D Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                              453,031    $     5,020,521
Automatic conversion of shares         3,718,455         41,760,004
Shares issued resulting from
reorganization                           161,747          1,754,023
                                 ---------------    ---------------
Total issued                           4,333,233         48,534,548
Shares redeemed                      (3,702,235)       (40,584,824)
                                 ---------------    ---------------
Net increase                             630,998    $     7,949,724
                                 ===============    ===============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.



Merrill Lynch Dragon Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


6. Distributions to Shareholders:
As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:



Undistributed ordinary income--net                               --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
                                                    ---------------
Capital loss carryforward                           $(166,257,898)*
Unrealized gains--net                                  13,020,138**
                                                    ---------------
Total accumulated losses--net                       $ (153,237,760)
                                                    ===============



*On December 31, 2001, the Fund had a net capital loss carryforward of approximately $166,257,898, of which $10,950,957 expires in 2004; $2,581,766 expires in 2005; $134,080,675 expires in 2006 and
$18,644,500 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales,the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October capital losses for tax purposes and the deferral of post-October currency losses for tax purposes.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Dragon Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Dragon Fund, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Dragon Fund, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
February 20, 2002



PORTFOLIO INFORMATION (unaudited)


As of December 31, 2001

                                           Percent of
Ten Largest Equity Holdings                Net Assets

Samsung Electronics                            7.9%
Hutchison Whampoa Limited                      5.6
Sun Hung Kai Properties Ltd.                   5.2
United Microelectronics Corporation, Ltd.      4.5
Taiwan Semiconductor Manufacturing Company     4.0
United Overseas Bank Ltd.                      3.9
Cheung Kong (Holdings) Ltd.                    3.5
Kookmin Bank                                   3.5
DBS Group Holdings Limited                     2.9
Hang Seng Bank Limited                         2.7



                                           Percent of
Five Largest Industries                    Net Assets

Banks                                         13.0%
Semiconductor Equipment & Products            10.9
Real Estate                                    9.6
Wireless Telecommunication Services            8.1
Electronic Equipment & Instruments             7.9



OFFICERS AND DIRECTORS


                                                                                              Number of        Other
                                                                                            Portfolios in    Director-
                      Position(s)    Length                                                  Fund Complex      ships
                          Held      of Time                                                  Overseen by      Held by
Name, Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director

Terry K. Glenn*         President    1999 to  Chairman, Americas Region since 2001, and            196        None
800 Scudders Mill Road  and          present  Executive Vice President since 1983 of Fund
Plainsboro, NJ 08536    Director              Asset Management ("FAM") and Merrill Lynch
Age: 61                                       Investment Managers, L.P. ("MLIM"); President
                                              of Merrill Lynch Mutual Funds since 1999;
                                              President of FAM Distributors, Inc. ("FAMD")
                                              since 1986 and Director thereof since 1991;
                                              Executive Vice President and Director of
                                              Princeton Services, Inc. ("Princeton Services")
                                              since 1993; President of Princeton Administrator,
                                              L.P. since 1988; Director of Financial Data
                                              Services, Inc., since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited.


Merrill Lynch Dragon Fund, Inc., December 31, 2001


OFFICERS AND DIRECTORS (concluded)

                                                                                              Number of        Other
                                                                                            Portfolios in    Director-
                      Position(s)    Length                                                  Fund Complex      ships
                          Held      of Time                                                  Overseen by      Held by
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors

Ronald W. Forbes        Director     1977 to  Professor Emeritus of Finance, School of             57         None
1400 Washington Avenue               present  Business, University of New York at Albany
Albany, New York 12222                        since 2000; and Professor thereof from 1989
Age: 61                                       to 2000.


Cynthia A. Montgomery   Director     1995 to  Professor, Harvard Business School since 1989.       57         Unum-
Harvard Business School              present                                                                  Provident
Soldiers Field Road                                                                                           Corporation;
Boston, MA 02163                                                                                              Newell
Age: 49                                                                                                       Rubbermaid
                                                                                                              Inc.


Charles C. Reilly       Director     1990 to  Self-employed financial consultant since 1990.       57         None
9 Hampton Harbor Road                present
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan           Director     1992 to  Founder and currently Director Emeritus of           57         Charter
127 Commonwealth Avenue              present  The Boston University Center for the                            Education
Chestnut Hill, MA 02467                       Advancement of Ethics and Character and                         Partnership;
Age: 69                                       Director thereof from 1989 to 1999; Professor                   Council
                                              from 1982 to 1999 at Boston University.                         for Ethical
                                                                                                              and
                                                                                                              Spiritual
                                                                                                              Education


Roscoe S. Suddarth      Director     2000 to  Former President, Middle East Institute from         57         None
7403 MacKenzie Court                 present  1995 to 2001.
Bethesda, MD 20817
Age: 66


Richard R. West         Director     1978 to  Professor of Finance since 1984, and currently       70         Bowne &
Box 604                              present  Dean Emeritus of New York University Leonard N.                 Co., Inc.;
Genoa, NV 89411                               Stern School of Business Administration.                        Vornado
Age: 63                                                                                                       Realty
                                                                                                              Trust;
                                                                                                              Alexander's
                                                                                                              Inc.


Edward D. Zinbarg       Director     1994 to  Self-employed financial consultant since 1994.       57         None
5 Hardwell Road                      present
Short Hills, NJ 07078-2117
Age: 67


*The Director's term is unlimited.



                      Position(s)     Length
                          Held       of Time
Name, Address & Age    with Fund      Served      Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice         Vice         First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011           President    President    thereof since 1999; Senior Vice President and Treasurer of Princeton
Princeton,              and          since        Services since 1999; Vice President of FAMD since 1999; Vice
NJ 08543-9011           Treasurer    1993 and     President of FAM and MLIM from 1990 to 1997; Director of Taxation of
Age: 41                              Treasurer    MLIM since 1990.
                                     since 1999


Nicholas Moakes         Portfolio    2001         Portfolio Manager of Merrill Lynch Asset Management UK Limited
33 King William Street  Manager      to the       (MLAM UK) since October 2001; Director of Merrill Lynch Investment
London, England EC4R9AS              present      Managers Limited (MLML), an affiliate of MLAM UK, since January 2000;
Age: 37                                           member of Global Emerging Markets Team since October 1997; Head of
                                                  Asian Research at NatWest Securities Asia from 1995 to June 1997.


Jeffrey Sacks           Portfolio    2001         Portfolio Manager of MLAM UK since 2001; Vice President of MLML
33 King William Street  Manager      to the       since August 2000; Member of Pacific Basin Team since July 2000;
London, England EC4R9AS              present      Director of the Institutional Group and Deputy Head of the Asian
Age: 39                                           Specialist Investment Team at Baring Asset Management from 1996 to 2000.


Phillip S. Gillespie    Secretary    2001         First Vice President of MLIM since 2001; Director of MLIM from 1999 to
P.O. Box 9011                        to the       2000; Vice President of MLIM in 1999; Attorney associated with the
Princeton, NJ 08543-9011             present      Manager and FAM from 1998 to 1999; Assistant General Counsel LGT Asset
Age: 37                                           Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the
                                                  Division of Investment Management and the Office of General Counsel at
                                                  the US Securities and Exchange Commission from 1993 to 1997.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863